Exhibit 99.1

news release

FOR RELEASE

Chevron, Clean Energy Fuels extend

Adopt-a-Port initiative to reduce emissions

San Ramon, Calif./Newport Beach Calif., May 11, 2021 — Chevron Corporation (NYSE: CVX) announced today that its wholly-owned subsidiary Chevron U.S.A. Inc. (Chevron) is investing an additional $20 million in the Adopt-a-Port initiative with California renewable natural gas (RNG) provider Clean Energy Fuels Corp. (NASDAQ: CLNE). Chevron has now invested a total of $28 million in the initiative, which provides truck operators – large fleets and owner-operators – serving the ports of Los Angeles and Long Beach with cleaner, carbon-negative RNG to reduce emissions.

In addition to providing funding for Adopt-a-Port, Chevron supplies RNG to Clean Energy stations near the ports. Chevron’s funding will allow truck operators to subsidize the cost of buying new or converting to RNG-powered trucks. Clean Energy, meanwhile, will manage the program, including offering fueling services for qualified truck operators.

Truck operators participating in the program, which supports the ports’ Clean Trucks Program and Clean Air Action Plan, agree to fuel up at the Clean Energy stations supplied with Chevron RNG. Truck operators and their import and export customers are expected to reduce greenhouse gas emissions under California’s Low Carbon Fuel Standard program while also reducing smog-forming NOx emissions by up to 98 percent compared to diesel trucks, helping local communities.

“Extending our agreement with Clean Energy demonstrates the strength of our partnership in providing low carbon fuels to our customers,” said Andy Walz, Chevron president of Americas Fuels & Lubricants. “Along with other recent investments like Brightmark, CalBio, selling branded renewable diesel in San Diego County, and piloting hydrogen fueling stations and EV charging stations, Adopt-a-Port shows Chevron’s commitment to increasing renewables in support of our business in order to provide affordable, reliable and ever-cleaner energy to the market.”

“Chevron’s increased commitment to this project will allow us to extend favorable funding to smaller, independent operators, which means cleaner, RNG-fueled trucks operating in the ports,” said Greg Roche, Clean Energy vice president of Sustainability. “The resulting positive environmental impact will help to reduce local air pollution while also eliminating climate pollutants.”

“Harbor Trucking Association applauds the Adopt-A-Port partnership between Chevron and Clean Energy. This program supports our mission of helping members improve their environmental sustainability at the Ports of Long Beach and LA while doing so with economics that make sense for their businesses,” said Weston LaBar, CEO of the Harbor Trucking Association, the leading membership association representing the interests of the drayage trucking community.

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About Chevron

Chevron is one of the world’s leading integrated energy companies. We believe affordable, reliable and ever-cleaner energy is essential to achieving a more prosperous and sustainable world. Chevron produces crude oil and natural gas; manufactures transportation fuels, lubricants, petrochemicals and additives; and develops technologies that enhance our business and the industry. To advance a lower-carbon future, we are focused on cost efficiently lowering our carbon intensity, increasing renewables and offsets in support of our business, and investing in low-carbon technologies that enable commercial solutions. More information about Chevron is available at www.chevron.com.

About Clean Energy

Clean Energy Fuels Corp. is the country’s leading provider of the cleanest fuel for the transportation market. Through its sales of renewable natural gas (RNG), which is derived from biogenic methane produced by the breakdown of organic waste, Clean Energy allows thousands of vehicles, from airport shuttles to city buses to waste and heavy-duty trucks, to reduce their amount of climate-harming greenhouse gas from 60% to over 400% depending on the source of the RNG, according to the California Air Resources Board. Clean Energy can deliver RNG through compressed natural gas (CNG) and liquefied natural gas (LNG) to its network of fueling stations across the U.S. Clean Energy builds CNG and LNG fueling stations for the transportation market, operates a network of 565 stations across the U.S. and Canada, owns natural gas liquefaction facilities in California and Texas, and transports bulk CNG and LNG to non-transportation customers around the U.S. For more information, visit www.cleanenergyfuels.com and follow @CE_NatGas on Twitter.

Chevron media contact:
Tyler Kruzich
TKruzich@chevron.com
925-549-8686

Clean Energy media contact:
Raleigh Gerber
Raleigh.gerber@cleanenergyfuels.com
949-437-1397

Clean Energy contact for truck operators:

Greg Roche

Greg.roche@cleanenergyfuels.com

949-437-8119

NOTICE

Forward-Looking Statements

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks, uncertainties and assumptions, including without limitation statements about the Adopt-a-Port initiative and the benefits of RNG. Actual results and the timing of events could differ materially from those anticipated in these forward-looking statements. The forward-looking statements made herein speak only as of the date of this press release and, unless otherwise required by law, Clean Energy undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances. Additionally, the reports and other documents Clean Energy files with the SEC (available at www.sec.gov) contain risk factors, which may cause actual results to differ materially from the forward-looking statements contained in this news release.

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CAUTIONARY STATEMENTS RELEVANT TO FORWARD-LOOKING INFORMATION FOR THE PURPOSE OF “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This news release contains forward-looking statements relating to Chevron’s operations that are based on management's current expectations, estimates and projections about the petroleum, chemicals and other energy-related industries. Words or phrases such as “anticipates,” “expects,” “intends,” “plans,” “targets,” “advances,” “commits,” “forecasts,” “projects,” “believes,” “approaches,” “seeks,” “schedules,” “estimates,” “positions,” “pursues,” “may,” “could,” “should,” “will,” “budgets,” “outlook,” “trends,” “guidance,” “focus,” “on track,” “goals,” “objectives,” “strategies,” “opportunities,” “poised,” “potential” and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, many of which are beyond the company’s control and are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. The reader should not place undue reliance on these forward-looking statements, which speak only as of the date of this news release. Unless legally required, Chevron undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Among the important factors that could cause actual results to differ materially from those in the forward-looking statements are: changing crude oil and natural gas prices and demand for our products, and production curtailments due to market conditions; crude oil production quotas or other actions that might be imposed by the Organization of Petroleum Exporting Countries and other producing countries; public health crises, such as pandemics (including coronavirus (COVID-19)) and epidemics, and any related government policies and actions; changing economic, regulatory and political environments in the various countries in which the company operates; general domestic and international economic and political conditions; changing refining, marketing and chemicals margins; the company’s ability to realize anticipated cost savings, expenditure reductions and efficiencies associated with enterprise transformation initiatives; actions of competitors or regulators; timing of exploration expenses; timing of crude oil liftings; the competitiveness of alternate-energy sources or product substitutes; technological developments; the results of operations and financial condition of the company’s suppliers, vendors, partners and equity affiliates, particularly during extended periods of low prices for crude oil and natural gas during the COVID-19 pandemic; the inability or failure of the company’s joint-venture partners to fund their share of operations and development activities; the potential failure to achieve expected net production from existing and future crude oil and natural gas development projects; potential delays in the development, construction or start-up of planned projects; the potential disruption or interruption of the company’s operations due to war, accidents, political events, civil unrest, severe weather, cyber threats, terrorist acts, or other natural or human causes beyond the company’s control; the potential liability for remedial actions or assessments under existing or future environmental regulations and litigation; significant operational, investment or product changes required by existing or future environmental statutes and regulations, including international agreements and national or regional legislation and regulatory measures to limit or reduce greenhouse gas emissions; the potential liability resulting from pending or future litigation; the company's ability to achieve the anticipated benefits from the acquisition of Noble Energy, Inc.; the company’s future acquisitions or dispositions of assets or shares or the delay or failure of such transactions to close based on required closing conditions; the potential for gains and losses from asset dispositions or impairments; government mandated sales, divestitures, recapitalizations, industry-specific taxes, tariffs, sanctions, changes in fiscal terms or restrictions on scope of company operations; foreign currency movements compared with the U.S. dollar; material reductions in corporate liquidity and access to debt markets; the receipt of required Board authorizations to pay future dividends; the effects of changed accounting rules under generally accepted accounting principles promulgated by rule-setting bodies; the company’s ability to identify and mitigate the risks and hazards inherent in operating in the global energy industry; and the factors set forth under the heading “Risk Factors” on pages 18 through 23 of the company's 2020 Annual Report on Form 10-K and in other subsequent filings with the U.S. Securities and Exchange Commission. Other unpredictable or unknown factors not discussed in this news release could also have material adverse effects on forward-looking statements.

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